Exhibit 10.21

LOAN AGREEMENT

Between

ONODERA FOOD SERVICE CO., LTD.

(Hereinafter referred to as “Borrower”)

And

ONODERA GROUP CO., LTD.

(Hereinafter referred to as “Lender”)

This loan agreement (hereinafter referred to as “this agreement) is established between the following parties:

Between

ONODERA FOOD SERVICE CO., LTD. (Borrower)

Address : 1-1-3 Otemachi Chiyoda-ku, Tokyo 100-0004, Japan

EIN code: 9010001176805

Representative: KEIICHI YAMAMOTO	Position: Executive Vice President

And

ONODERA GROUP CO., LTD (Lender)

Address: 1-1-3 Otemachi Chiyoda-ku, Tokyo 100-0004, Japan

EIN code: 8010001179437

Representative: HIROSHI ONODERA	Position: President

Mutually agree to sign a loan agreement as follows:

Article 1: Loan value

1.1.	Value of loan: The lender agrees to lend to the borrower a total of JPY100,000,000 (One hundred million Japanese Yen).

1.2.	Type of currency: JPY (Japanese Yen)

1.3.	Loan date: January 30, 2024

1.4.	This agreement takes effect from the date the borrower receives the loan amount.

Article 2: Term of principal payment

The payment period of this loan shall be one month from the date of loan, and the amount including the principal and interest shall be repaid in a lump sum at the expiration of the period.

Article 3: Interest rate

The interest rate of the loan shall be 0.5% per annum from the commencement date of this Agreement, and it shall be repaid by adding it to the principal when the loan is repaid.

Article 4: Methods of transaction

The lender will transfer the amount of the loan under article 1 to the borrower’s bank account as follows.

Bank name	MUFJ Bank, Ebisu branch
Address	1-8-6 Ebisu nishi Sibuya-ku, Tokyo 150-0021, Japan
Account number
SWIFT/BIC	BOTKJPJT136
Account name	ONODERA FOOD SERVICE CO., LTD.

Article 5: Terms of dispute

In case of any dispute between the two parties related to this agreement, it will be complied with the arbitral award at the place where the lender is attached.

This agreement is made in 2 copies, each party keeps 1 copy with all signatures of both parties.

DATE: January 30, 2024

ONODERA FOOD SERVICE CO., LTD.	ONODERA GROUP CO., LTD.

/s/ KEIICHI YAMAMOTO	/s/ HIROSHI ONODERA

Executive Vice President /	President /
KEIICHI YAMAMOTO	HIROSHI ONODERA